                                                                  Exhibit 10(i)

                       BOATMEN'S DEFERRED COMPENSATION
                       -------------------------------
                             PLAN FOR DIRECTORS
                             ------------------

                                  ARTICLE I
                                  ---------
                                 Definitions
                                 -----------

     Section 1.1. "Additions" means all amounts credited to the Director's Deferred Compensation Account pursuant to Article IV herein.

     Section 1.2. "Beneficiary" means any person (including but not limited to any trust, estate, fiduciary, corporation, foundation, but excluding the Director) designated by the Director in a written document delivered to the Corporation to receive any benefit under this Plan after the death of the Director all in accordance with the provisions hereof. In the event the Director fails to designate a beneficiary or if no such designated beneficiary is living upon the death of the Director or if, for any reason, such designation shall be legally ineffective, then in any of said events the amounts which would have been paid to the designated living beneficiary shall be paid to the estate of the Director.

     Section 1.3. "Board of Directors" means the Board of Directors of Boatmen's Bancshares, Inc.

     Section 1.4. "Committee" means the Boatmen's Bancshares, Inc. Compensation and Stock Option Committee.

     Section 1.5. "Compensation" means the retainer and fees payable to a Director for his services to the Corporation in such capacity during the Plan Year excluding any amounts paid for services as an employee of the Corporation.

     Section 1.6 "Corporation" means Boatmen's Bancshares, Inc.

     Section 1.7. "Deferral Amount" means the Compensation which a Director elects to defer under the Plan for any Plan Year.

     Section 1.8. "Deferred Compensation Account" means a bookkeeping account maintained by the Corporation for each Director which reflects accumulated Deferral Amounts of a Director, plus Additions thereto calculated as set forth in Article IV herein.

     Section 1.9. "Director" means a member of the Board of Directors of the Corporation.

     Section 1.10. "Effective Date" means August 8, 1989.

     Section 1.11. "Normal Retirement" means termination of a Director's service to the Corporation in such capacity for reasons other than death.

     Section 1.12. "Phantom Shares" means a number, rounded to the nearest fourth decimal place, obtained by dividing that portion of a Deferral Amount which would otherwise have been paid to a Director on a particular date or the dividend-equivalent amount calculated pursuant to Section 4.2 on a particular dividend payment date, as the case may be, by the closing trade price of the Corporation's common stock on the National Association of Securities Dealers Automated Quotation System (NASDAQ) National Market System (NMS) (or, if not applicable, the


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

most appropriate equivalent) on the trading day coinciding with (or, if none, next preceding) such date.

     Section 1.13. "Plan" means the Boatmen's Deferred Compensation Plan for Directors.

     Section 1.14. "Plan Year" means the period commencing on the Effective Date and ending December 31, 1989, and any twelve-month period commencing January 1 thereafter.

                              ARTICLE II
                              ----------
                              Eligibility
                              -----------

     Section 2.1. A Director is eligible to participate in the Plan if he completes a Participant Agreement indicating his agreement to the terms of the Plan, a form of which is attached hereto as Exhibit A.

                              ARTICLE III
                              -----------
                        Deferral of Compensation
                        ------------------------

     Section 3.1. A Director shall have the right to elect annually to defer all of his Compensation for the Plan Year, choosing in doing so whether his Deferral Amount for that year will be credited to his Deferred Compensation Account in the form of cash or Phantom Shares; provided, however, that, with respect to the Plan Year commencing on the Effective Date, such deferral shall be limited to Compensation payable to the Director after September 1, 1989, and such Deferral Amount shall be credited in the form of cash.


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

     Section 3.2. The Director shall notify the Corporation of his election to defer for any Plan Year by completing an Annual Election Form, a form of which is attached hereto as Exhibit B.

     Section 3.3. To be effective, the Annual Election Form for the Plan Year commencing August 8, 1989, must be received by the Corporation on or before September 1, 1989. Thereafter, the Annual Election Form must be received before the first day of the Plan Year to which the election relates.

     Section 3.4. An election to defer for any Plan Year shall be irrevocable.

     Section 3.5. The Deferral Amount shall be credited to a Director's Deferred Compensation Account as a cash amount or as Phantom Shares, depending upon the form selected for the year in question, in either case as of the date the Deferral Amount would otherwise have been paid to the Director.

                              ARTICLE IV
                              ----------
                     Additions to Deferral Amounts
                     -----------------------------

     Section 4.1. The Corporation on the last day of each month will credit the Director's Deferred Compensation Account with interest Additions thereon. Interest Additions shall be calculated by multiplying the cash balance of the Deferred Compensation Account as of the last day of each month by a rate equal to one-twelfth of the average of the weekly Moody's Long-Term Aa Corporate Bond Rates for October of the preceding Plan Year; provided, however, that for the Plan Year commencing on the


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

Effective Date the rate will be equal to one-twelfth of the average of the weekly Moody's Long-Term Aa Corporate Bond Rates for June 1989.

     Section 4.2. The Corporation shall on each dividend payment date for the Corporation's common stock credit the Director's Deferred Compensation Account with Phantom Shares based upon the per-share dividend then payable multiplied by the Phantom Shares in such account as of the record date for the payment of such dividend.

                              ARTICLE V
                              ---------
                  Benefits Resulting From Deferrals
                  ---------------------------------
                        After August 8, 1989
                        --------------------

     Section 5.1. Upon the Normal Retirement or death, or both, of the Director, the amount credited to the Director's Deferred Compensation Account shall be payable to the Director in the manner provided in this Article V. There shall be included in each such payment a dollar amount calculated by multiplying the Phantom Shares (or appropriate portion thereof in the case of an installment payment) in such account by the closing trade price of the Corporation's common stock on the NASDAQ/NMS (or, if not applicable, the most appropriate equivalent) on the trading day next preceding the date of such payment, and the number of Phantom Shares in such account shall be reduced accordingly.

     Section 5.2. At the time of executing his Participation Agreement, a Director must elect to receive amounts credited to his Deferred Compensation Account under one of the following benefit payment schedules:


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          (a) one lump sum, payable not later than thirty (30) days after the
Director's Normal Retirement; or

          (b) a series of substantially equal yearly installments over a five
(5) year period, payable each January following the Director's Normal
Retirement.

     Section 5.3. Upon the death of a Director, the amount credited to the Director's Deferred Compensation Account not yet distributed shall be payable to the Director's Beneficiary in a lump sum no later than thirty (30) days after the date the Corporation receives notice of the Director's death.

                              ARTICLE VI
                              ----------
                   Benefits Resulting From Deferrals
                   ---------------------------------
                      Prior to February 14, 1989
                      --------------------------

     Section 6.1. Benefits resulting from deferrals under the Plan prior to February 14, 1989 will be determined under the provisions of the Plan as of February 14, 1989, attached hereto as Exhibit C.

                              ARTICLE VII
                              -----------
                            Administration
                            --------------

     Section 7.1. The Plan shall be administered by the Committee. The Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan, including the power, in its sole discretion, to accelerate the payment of benefits under the Plan to any Director or Beneficiary.


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

     Section 7.2. The Committee shall, with respect to the general management of the Plan, have the sole, final and absolute right to reconcile any inconsistency in the Plan, to interpret and construe the provisions of the Plan in all particulars in such manner and to such extent as it deems proper and to take all action and make all decisions and determinations necessary under the Plan or in connection with its administration, interpretation and application. Any interpretation or construction placed upon any term or provision of the Plan by the Committee, any decision of the Committee with regard to the rights of a Director, former Director or Beneficiary or any other person, any reconciliation of an inconsistency in the Plan made by the Committee and any other action, determination or decision whatsoever taken by the Committee, shall be final, conclusive and binding upon all persons or parties interested or concerned in the Plan.

                              ARTICLE VIII
                              ------------
                              Miscellaneous
                              -------------

     Section 8.1. The Corporation shall maintain a record of each Director's accumulated Deferral Amounts and Additions thereto by means of a Deferred Compensation Account.

     Section 8.2. Nothing contained in this Plan and no action taken pursuant to the provisions thereof shall create or be construed to create a trust of any kind or a fiduciary relationship between the Corporation and the Director, the Director's Beneficiary or any other person.


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

     Section 8.3. To the extent that any person acquires the right to receive payment of benefits from the Corporation under this Plan, such right shall be no greater than the rights of any unsecured general creditor of the Corporation.

     Section 8.4. Neither the Director, his Beneficiary, heirs, assigns, trust, estate, nor any other person claiming through or under the Director shall have any right to commute, encumber or dispose of the right to receive payments hereunder, all of which payments and the right thereto are expressly declared to be non-assignable and any such attempt at assignment shall be void and of no effect.

     Section 8.5. No provision of this Plan nor any action taken hereunder shall be construed as giving the Director any right to be retained by the Corporation.

     Section 8.6. The Corporation shall, to the extent permitted by law, have the right to deduct from any payments of any kind with respect to the benefit otherwise due to the Director any Federal, state or local taxes of any kind required by law to be withheld from such payments.

     Section 8.7. The Plan shall be governed and construed in accordance with the laws of the State of Missouri. In the event any provision of this Plan is held invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.


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                              ARTICLE IX
                              ----------
                      Termination and Amendment
                      -------------------------

     Section 9.1. The Board of Directors will have full power and authority to amend, modify, alter or terminate this Plan in whole or in part; provided, however, that any such termination, modification or amendment shall not terminate or diminish any rights or benefits accrued by a Director under this Plan as of the effective date of any such termination, modification or amendment.


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                                  EXHIBIT A

              BOATMEN'S DEFERRED COMPENSATION PLAN FOR DIRECTORS
                           PARTICIPATION AGREEMENT

     THIS AGREEMENT, made and entered into this ------ day of --------------, 19 ----, by and between Boatmen's Bancshares, Inc. ("Corporation"), a Missouri corporation and ------------------- ("Director").

     The Corporation and the Director mutually agree as follows:

     1. The Director has received a copy of the Boatmen's Deferred Compensation Plan for Directors, as adopted and amended effective August 8, 1989, ("Plan") and has read and understands the Plan.

     2. By completion of this Agreement and the accompanying Annual Election Form, the Director agrees to comply with the terms of the Plan in all respects.

     3. All provisions of the Plan are hereby made a part of this Agreement.

     4. As indicated on the accompanying Annual Election Form, the Director elects to defer all of his Compensation payable during the period specified on the Annual Election Form.

     5. For each subsequent Plan Year, the Director shall have the right to make a similar Annual Election to defer his Compensation.

     6. The Director is in no way obligated to make an Annual Election in any Plan Year and the failure to elect for any Plan


                                    - -

Year will not affect the Director's right to do so in any subsequent Plan
Year.

     7. The Director's Annual Election under the Plan in any Plan Year must be received by the Corporation no later than September 1, 1989, for the Plan Year commencing August 8, 1989, and no later than the December 31 immediately preceding any other Plan Year. Any Annual Election received after said date shall be of no effect for purposes of the Plan.

     8. An Annual Election, signed and dated by the Director, shall be irrevocable.

     9. The Director elects to have his benefits under the Plan distributed under the following benefit payment schedule:

     ----- single lump sum

     ----- substantially equal yearly installments over a five (5) year period.

     The Director understands that this election is irrevocable.

     10. The Director designates his Beneficiary under the Plan the following:

     NAME: ----------------------------------------------------------------

     ADDRESS: -------------------------------------------------------------

              -------------------------------------------------------------

     RELATIONSHIP TO
     THE DIRECTOR: --------------------------------------------------------

$P"-2-"

     11. The Director has the right to change his Beneficiary at any time by notifying the Corporation in writing of such change in Beneficiary.

                                        BOATMEN'S BANCSHARES, INC.


                                        By -----------------------------



                                        --------------------------------
                                                    Director


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                                  EXHIBIT B

              BOATMEN'S DEFERRED COMPENSATION PLAN FOR DIRECTORS
                          19--- ANNUAL ELECTION FORM

     I, --------------------------------, a Director in the Boatmen's Deferred
Compensation Plan for Directors (the "Plan"), hereby elect to defer pursuant to the terms of the Plan my Compensation for the Plan Year commencing
- -----------------.

     I choose

     Cash           / /

     Phantom Shares / /

(check one) for the crediting of such Compensation for such Plan Year.

     I understand that to be effective this form must be received by the Corporation no later than December 31 of the year immediately preceding the Plan Year for which this election is being made.

     I understand too that, once effective, an election cannot be revoked.


- ------------------------------          ------------------------------
          Date                                     Director

                                EXHIBIT C

                         CENTERRE BANCORPORATION
                 DEFERRED COMPENSATION PLAN FOR DIRECTORS
                 ----------------------------------------

                                ARTICLE I

                                 PURPOSE

     The purpose of this Deferred Compensation Plan for Directors is to provide a means whereby Centerre Bancorporation may provide for the financial security of its Directors so that their services may be retained and their efforts encouraged.

                                ARTICLE 2

                               DEFINITIONS

     Beneficiary. "Beneficiary" means the person or persons designated under
     -----------
Article 6 to receive benefits upon the death of a Participant.

     Benefit Deferral Period. "Benefit Deferral Period" means the period of
     -----------------------
three (3) consecutive Plan Years (or such lesser number of Plan Years remaining in a Participant's Term as Director) over which a Participant defers a portion of his or her Compensation with respect to a Benefit Unit pursuant to Section 4.1.

     Benefit Unit. "Benefit Unit" means a unit enrolled in by a Participant
     ------------
pursuant to Article 4 providing the benefits described in Article 5.

     Committee. "Committee" means the Deferred Compensation Plan Committee
     ---------
appointed to administer the Plan under Article 3.


                                    - -

     Company. "Company" means Centerre Bancorporation, a Missouri corporation.
     -------

     Compensation. "Compensation" means the annual retainer paid to a Director
     ------------
by the Company (before any reduction pursuant to this Plan) for his or her services as a Director, excluding any special payments for service on any committee of the Board of Directors of the Company, and excluding any amounts paid for services as an employee of the Company.

     Cumulative Deferral Amount. "Cumulative Deferral Amount" means with
     --------------------------
respect to each Benefit Unit the total cumulative amount by which a Participant's Compensation is reduced over the period prescribed in Section 4.1.

     Declared Rate. "Declared Rate" means with respect to any Plan Year,
     -------------
Moody's Corporate Bond Yield Average - Monthly Average Corporates as published by Moody's Investor's Service, Inc. (or any successor thereto) for the calendar month ending two months before the first month in such Plan Year, or, if such yield is no longer published, a substantially similar average selected by the Committee.

     Deferral Account. "Deferral Account" means the account maintained on the
     ----------------
books of the Company for each Benefit Unit pursuant to Section 4.2.

     Director. "Director" means a member of the Board of Directors of the
     --------
Company.


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     Enrollment Agreement. "Enrollment Agreement" means the written
     --------------------
agreement that shall be entered into between the Company and a Director pursuant to which the Director becomes a Participant.

     Incentive Rate. "Incentive Rate" with respect to any Plan Year is the
     --------------
interest rate designated by the Committee to be credited to the Deferral Accounts in addition to the Declared Rate pursuant to Paragraphs 4.2(a) and
7.2 hereof. The Incentive Rate shall be six percent (6%) unless the Committee sets a different rate, and any changes in the Incentive Rate shall have only prospective application. In no event shall the Incentive Rate be less than three percent (3%).
     Normal Retirement. "Normal Retirement" means with respect to any Benefit
     -----------------
Unit, termination of a Participant's Service for reasons other than death.

     Normal Retirement Benefit. "Normal Retirement Benefit" means the benefit
     -------------------------
determined under Section 5.1 with respect to a Benefit Unit.

     Participant. "Participant" means a Director who has filed a completed and
     -----------
executed Enrollment Agreement with the Committee and is participating in the Plan in accordance with the provisions of Article 4.

     Plan. "Plan" means this Centerre Bancorporation Deferred Compensation
     ----
Plan For Directors.


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

     Plan Year. "Plan Year" means the period commencing with the date of the
     ---------
annual meeting of Company's shareholders and ending with the day immediately preceding the next annual meeting of the Company's shareholders.

     Service. "Service" means service as a Director.
     -------

     Survivor Benefit. "Survivor Benefit" means the benefit determined under
     ----------------
Section 5.3(a) with respect to a Benefit Unit.

     Term as a Director. "Term as a Director" means each period for which
     ------------------
a person is elected a Director by the shareholders of the Company.

     Termination Benefit. "Termination Benefit" means the benefit determined
     -------------------
under Section 5.2 with respect to a Benefit Unit.

                                  ARTICLE 3

                          ADMINISTRATION OF THE PLAN

     A Deferred Compensation Plan Committee shall be appointed by the Company's Board of Directors to administer the Plan and establish, adopt, or revise such rules and regulations as it may deem necessary or advisable for the administration and interpretation of the Plan. Members of the Committee shall be eligible to participate in the Plan while serving as members of the Committee, but a member of the Committee shall not vote or act upon any matter which relates solely to such member's interest in the Plan as a Participant. The Committee may


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

delegate such of its responsibilities to such agents as it deems appropriate, and the Company shall pay their compensation, if any.

                                  ARTICLE 4

                                PARTICIPATION

     4.1. Election to Participate. Any Director may enroll in a Benefit Unit
          -----------------------
under the Plan effective as of the first day of the Plan Year (commencing on or after May 14, 1986) in which his Term as a Director commenced (or effective as of May 14, 1986 in the case of Directors in Service on such date) by filing a completed Enrollment Agreement with the Committee. Such Enrollment Agreement must be filed prior to the first day of the Plan Year in which his Term as a Director commenced. Provided that Directors in Service on May 14, 1986 may file their Enrollment Agreement within 30 days after such date. Pursuant to said Enrollment Agreement, the Director shall irrevocably designate a dollar amount by which the aggregate Compensation of such Participant shall be reduced over the Benefit Deferral Period consisting of the three (3) consecutive Plan Years (or such lesser number of Plan Years remaining in a Participant's Term as a Director) beginning with the Plan Year for which the Participant first files the Enrollment Agreement, provided, however, that:

     (a) Discontinuance of Deferral. The Participant's obligation to continue
         --------------------------
deferral for the entire Benefit Deferral Period shall terminate upon his


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

death. The Committee, in its discretion, may allow a Participant to discontinue his deferral prior to completion of the Benefit Deferral Period due to the Participant's termination of Service or otherwise.

     (b) Minimum Deferral. The Cumulative Deferral Amount for any Benefit Unit
         ----------------
shall not be less than One Thousand Two Hundred Dollars ($1,200.00) multiplied by the number of Plan Years in the Benefit Deferral Period.

     (c) Reduction in Compensation. Except as otherwise provided in this
         -------------------------
Section 4.1, the Compensation of the Participant for each of the Plan Years in the Benefit Deferral Period shall be reduced by an amount equal to the quotient obtained by dividing the Cumulative Deferral Amount by the number of Plan Years in the Benefit Deferral Period.

     For purposes of the Plan, a Benefit Unit shall be deemed to be a Benefit Unit in which a Participant is enrolled only on and after the first day of the Benefit Deferral Period with respect to such Benefit Unit.

     4.2 Deferral Accounts. The Committee shall establish and maintain a
         -----------------
separate Deferral Account for each of a Participant's Benefit Units. The amount by which a Participant's Compensation is reduced pursuant to Section
4.1 with respect to any Benefit Unit shall be credited by the Company to the Participant's Deferral Account for such Benefit Unit no later than the first day of the month following the


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

month in which such Compensation would otherwise have been paid. Such Deferral Account shall be debited by the amount of any payments made by the Company to the Participant or the Participant's Beneficiary with respect to such Benefit Unit pursuant to the Plan.

          (a) Crediting of Interest - Normal Retirement or Death. Each
              --------------------------------------------------------
Deferral Account of a Participant who terminates Service on account of Normal Retirement or death, shall be credited with interest as of the date such Deferral Account was established through the date of such termination of Service at a rate equal to the sum of the Declared Rate, plus the Incentive Rate, compounded annually, on the balance from month to month in such Deferral Account. Following such termination of Service the Participant's Deferral Accounts shall be credited with interest on the balance in such Deferral Account from month to month at a rate equal to the sum of (i) the average of the Declared Rate for the five (5) Plan Years ending prior to such termination of Service, plus (ii) the Incentive Rate, compounded annually. Interest shall be credited to each Deferral Account as of the last day of each month.

     4.3 Statement of Accounts. The Committee shall submit to each
         ---------------------
Participant, within one hundred twenty (120) days after the close of each Plan Year, a statement in such form as the Committee deems desirable setting forth the balance standing to the credit of each Participant in each of his Deferral Accounts.


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

                                   ARTICLE 5

                                   BENEFITS

     5.1 Normal Retirement. A Participant who terminates Service on account
         -----------------
of Normal Retirement with respect to a Benefit Unit shall be paid a Normal Retirement Benefit equal to the value, as of the date of Normal Retirement, of the Participant's Deferral Accounts for such Benefit Unit, plus the interest that will be credited to such Deferral Account pursuant to Section 4.2. Payment of such Normal Retirement Benefit shall be made in substantially equal monthly installments (subject to adjustments on account of the crediting of interest) for one hundred twenty (120) months beginning with the month following the date of Normal Retirement. Provided, that a Participant may instead elect in the Enrollment Agreement for any Benefit Unit to have the Normal Retirement Benefit for such Benefit Unit paid to him in either a lump sum or sixty (60) monthly payments. A Participant may also elect in his Enrollment Agreement for any Benefit Unit to defer making the election as to the form of payment until a date no later than sixty (60) days preceding his Normal Retirement.

     5.2 Survivor Benefits.
         -----------------

          (a) The Beneficiary of a Participant who dies while still in Service shall be paid a Survivor Benefit equal to the value of the Participant's Deferral Account for each Benefit Unit as of the date of his death, plus the interest that will be credited to such Deferral Account pursuant to Section
4.2. Payment of such Survivor Benefit shall be made in substantially equal monthly installments (subject to adjustments on account of the crediting of interest) for one hundred twenty (120) months. Provided, that if the aggregate balance in all of the Deferral Accounts of such Participant as of the date of his death is less than Twenty-Five Thousand Dollars ($25,000.00), the balance in the Deferral Account for each Benefit Unit as of such date shall be paid to the Beneficiary with respect to such Benefit Units in one lump sum.

          (b) If a Participant dies after termination of Service but prior to the payment of all benefits due to him with respect to a Benefit Unit, the Company will pay to the Participant's Beneficiary the remaining installments of any such benefit that would have been paid to the Participant had the Participant survived.

     5.3 Taxes. To the extent required by the law in effect at the time
         -----
payments are made, the Company shall withhold from payments made hereunder the taxes, if any, required to be withheld by federal or any state or local government.


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

                                  ARTICLE 6

                           BENEFICIARY DESIGNATION

     Each Participant shall have the right, at any time, to designate any person or persons as Beneficiary or Beneficiaries to whom payment under the Plan shall be made in the event of Participant's death prior to complete distribution to the Participant of the benefits due under the Plan. Each Beneficiary designation shall become effective only when filed in writing with the Committee during the Participant's lifetime on a form prescribed by the Committee.

     The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. The Committee may require that the spouse of a married Participant domiciled in a community property jurisdiction join in any designation of Beneficiary or Beneficiaries other than the spouse in order for such designation to be valid.

     If a Participant fails to designate a Beneficiary as provided above, or if his Beneficiary designation is revoked without execution of a new designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Committee shall direct the distribution of such benefits to the Participant's estate.

                                  ARTICLE 7

                      AMENDMENT AND TERMINATION OF PLAN

     7.1 Amendment. The Board of Directors of the Company may at any time
         ---------
amend the Plan in whole or in part; provided, however, that no amendment shall retroactively decrease the benefits under the Plan payable to any Participant. No change in the Declared Rate or Incentive Rate shall be deemed to be an amendment to the Plan. Written notice of any amendment shall be given each Director then participating in the Plan.

     7.2 Payments Upon Termination. Upon the termination of the Plan the
         -------------------------
Participants will be deemed to have voluntarily terminated their participation in all Benefit Units under the Plan as of the date of such termination. Compensation shall cease to be deferred for the then Plan Year and all future Plan Years, and the Company will pay each Participant in a lump sum the value of such Participant's Deferral Accounts, determined as if such Participant had terminated Service on the date of such termination of the Plan with interest credited on each such Deferral Account at a rate for purposes of Section 4.2(a) equal to the sum of the Declared Rate plus the Incentive Rate compounded annually.

                                  ARTICLE 8

                                MISCELLANEOUS

     8.1 Unsecured General Creditor. No Participant or Beneficiary, shall have
         --------------------------
any legal or equitable right, interest, or claim in any specific property or assets of the Company, nor shall any Participant or Beneficiary have any rights, claims, or interests in any life insurance policies, annuity contracts, or the proceeds therefrom owned or which may be acquired by the Company. The assets of the Company shall not be held under any trust for the benefit of Participants or Beneficiaries or held in any way as collateral security for the fulfilling of the obligations of the Company under the Plan. Any assets, including life insurance policies, annuity contracts or the proceeds therefrom which the Company may acquire in anticipation of its obligations under the Plan shall remain the assets of the Company. The Company's obligation to pay benefits under the Plan shall be that of an unfunded and unsecured promise of the Company to pay money in the future.

     8.2 Obligations to Company. If a Participant becomes entitled to a
         ----------------------
distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owing to the Company, then the Company may offset such amount so owing against the amount of benefits otherwise distributable. Such determination shall be made by the Committee.

     8.3 Nonassignability. Neither a Participant nor any other person shall
         ----------------
have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, or interest therein, and all rights are expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor shall any such part be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

     8.4 Protective Provisions. Each Participant shall cooperate with the
         ---------------------
Company by furnishing any and all information requested by the Company in order to facilitate the payment of benefits hereunder, including the taking of such physical examinations as the Company may deem necessary and the taking of such other relevant action as may be requested by the Company. If a Participant refuses so to cooperate, the Company shall have no further obligation to the Participant under the Plan, other than payment to such Participant of the cumulative reductions in Compensation theretofore made pursuant to the Plan. If a Participant commits suicide during the two (2) year period beginning on the later of (a) the date of adoption of this Plan or (b) the first day of the first Plan Year of such Participant's participation in the Plan, or if the Participant makes any material misstatement of information or nondisclosure of medical history, then no benefits will be payable hereunder to such Participant or his Beneficiary, other than payment to such Participant (or his Beneficiary if the Participant has died) of the cumulative reductions in Compensation theretofore made pursuant to the Plan; provided, that in the Company's sole discretion, benefits may be payable in a reduced amount to compensate the Company for any loss, cost, damage or expense suffered or incurred by the Company as a result in any way of such misstatement or nondisclosure.

     8.5 Gender, Singular and Plural. All pronouns and any variations thereof
         ---------------------------
shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

     8.6 Captions. The captions of the articles, sections, and paragraphs of
         --------
this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     8.7 Validity. In the event any provision of this Plan is held invalid,
         --------
void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.

     8.8 Notice. Any notice or filing required or permitted to be given to the
         ------
Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the Secretary of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     8.9 Applicable Law. This Plan shall be governed and construed in
         --------------
accordance with the laws of the State of Missouri.

     IN WITNESS WHEREOF, the Company has executed this Plan instrument by authority of its Board of Directors this --------- day of ------------------, 1986.

                                     CENTERRE BANCORPORATION




                                     By -------------------------------------

ATTEST:



- ----------------------------------

                                AMENDMENT TO THE
                            CENTERRE BANCORPORATION
                   DEFERRED COMPENSATION PLAN FOR DIRECTORS
                   ----------------------------------------

     WHEREAS, Centerre Bancorporation ("Company") previously adopted the Centerre Bancorporation Deferred Compensation Plan for Directors ("Plan"); and

     WHEREAS, the Company retained the right to amend the Plan pursuant to
Article 7 thereof; and

     WHEREAS, the Company desires to amend the Plan effective January 1, 1988;

     NOW, THEREFORE, effective January 1, 1988, the Plan is amended as follows:

     1. Article 7 is deleted and replaced with the following:

                                  ARTICLE 7

                      AMENDMENT AND TERMINATION OF PLAN

     7.1 Amendment. The Board of Directors of the Company may at any time
         ---------
amend the Plan in whole or in part; provided, however, that no amendment shall reduce the benefits (including the crediting of interest pursuant to Section 4.2(a) hereof and the right to receive payments in installments or in a lump sum as provided in Section 5 hereof) to which any Participant is entitled under the Plan with respect to amounts credited to such Participant's

Deferral Account prior to such amendment. Written notice of any amendment shall be given each Employee then participating in the Plan.

     7.2 Termination.
         -----------

          (a) Employer's Right to Terminate. The Board of Directors of any
              -----------------------------
Employer may at any time terminate the Plan as to said Employer on giving Participants not less than ninety (90) days prior written notice thereof.

          (b) Payments Upon Termination. Upon any termination of the Plan as
              -------------------------
to an Employer the Participants employed by such Employer will be deemed to have voluntarily terminated their participation in all Benefit Units under the Plan as of the date of such termination. Compensation earned for the Plan Year of such termination and all future Plan Years shall not be deferred and the Employer will pay each Participant from his Deferral Account as if such Participant had reached Normal Retirement on the date such termination is effective.

     IN WITNESS WHEREOF, the foregoing Amendment is adopted on this 16th
day of June, 1988 effective January 1, 1988.                        ----
       ----


                                   CENTERRE BANCORPORATION


                                   By ----------------------------------

ATTEST:


- ---------------------------------

     IN WITNESS WHEREOF, the foregoing Amendment No. 4 is adopted November 14, 1989, effective as of August 8, 1989.

                                   BOATMEN'S BANCSHARES, INC.


                                   By ------------------------------------

                              AMENDMENT TO THE
                          CENTERRE BANCORPORATION
                 DEFERRED COMPENSATION PLAN FOR DIRECTORS
                 ----------------------------------------

        WHEREAS, Centerre Bancorporation ("Company"), previously adopted the Centerre Bancorporation Deferred Compensation Plan for Directors ("Plan"); and

        WHEREAS, the Company retained the right to amend the Plan pursuant to Article 7 thereof; and,

        WHEREAS, the Company desires to amend the Plan effective
January 1, 1988;

        NOW, THEREFORE, effective January 1, 1988, the Plan is amended as follows:

        1.  Article 7 is deleted and replaced with the following:

                                ARTICLE 7

                    AMENDMENT AND TERMINATION OF PLAN

             7.1  Amendment. The Board of Directors of the Company may at any
                  ---------
    time amend the Plan in whole or in part; provided, however, that no amendment shall reduce the benefits (including the crediting of interest pursuant to Section 4.2(a) hereof and the right to receive payments in installments or in a lump sum as provided in Section 5 hereof) to which any Participant is entitled under the Plan with respect to amounts credited to such Participant's

    Deferral Account prior to such amendment. Written notice of any amendment shall be given each Employee then participating in the Plan.

             7.2  Termination.
                  -----------

                  (a)  Employer's Right to Terminate. The Board of Directors of
                       -----------------------------
    any Employer may at any time terminate the Plan as to said Employer on giving Participants not less than ninety (90) days prior written notice thereof.

                 (b)  Payments Upon Termination. Upon any termination of the
                      -------------------------
    Plan as to an Employer the Participants employed by such Employer will be deemed to have voluntarily terminated their participation in all Benefit Units under the Plan as of the date of such termination. Compensation earned for the Plan Year of such termination and all future Plan Years shall not be deferred and the Employer will pay each Participant from his Deferral Account as if such Participant had reached Normal
    Retirement on the date such termination is effective.

        IN WITNESS WHEREOF, the foregoing Amendment is adopted on this 16th day of June, 1988 effective January 1, 1988.
- ----        ----

                                       CENTERRE BANCORPORATION


                                       By /s/
                                              --------------------------

ATTEST:

/s/
    -------------------------

                               AMENDMENT NO. 2
                               ---------------
                           CENTERRE BANCORPORATION
                           -----------------------
                   DEFERRED COMPENSATION PLAN FOR DIRECTORS
                   ----------------------------------------

     WHEREAS, Centerre Bancorporation, a Missouri corporation ("Centerre"), established the Centerre Bancorporation Deferred Compensation Plan for Directors ("Centerre Plan") in 1986 and amended it effective January 1, 1988; and

     WHEREAS, Centerre merged into Boatmen's Bancshares, Inc., a Missouri corporation ("the Corporation"), on December 9, 1988, and pursuant to such merger the Corporation assumed liability for all obligations of Centerre, including obligations under the Centerre Plan; and

     WHEREAS, the Corporation desires to preclude further elections to participate and to discontinue all further deferrals under the Centerre Plan;

     THEREFORE, the Plan is amended so that, immediately after the title of
Section 4.1, "Election to Participate," there shall be added the following sentence: "This Section 4.1 shall be effective only for elections to participate and deferrals of compensation prior to December 9, 1988."

     IN WITNESS WHEREOF, the foregoing Amendment No. 2 is adopted as of February 14, 1989.

                                    BOATMEN'S BANCSHARES, INC.


                                    By /s/
                                          ------------------------------

              AMENDMENT NO. 3 TO CENTERRE BANCORPORATION DEFERRED
                COMPENSATION PLAN FOR DIRECTORS AND ADOPTION BY
             BOATMEN'S BANCSHARES, INC. OF CENTERRE BANCORPORATION
                    DEFERRED COMPENSATION PLAN FOR DIRECTORS

     WHEREAS, Centerre Bancorporation, a Missouri corporation ("Centerre"), established the Centerre Bancorporation Deferred Compensation Plan for Directors ("Centerre Plan") in 1986; and

     WHEREAS, Centerre merged into Boatmen's Bancshares, Inc., a Missouri corporation (the "Corporation"), on December 9, 1988, and pursuant to such merger the Corporation assumed liability for all obligations of Centerre, including obligations under the Centerre Plan; and

     WHEREAS, the Corporation amended the Centerre Plan, effective February 14, 1989, to preclude further elections to participate and to discontinue all further deferrals under the Centerre Plan; and

     WHEREAS, the Corporation desires to adopt and amend the Centerre Plan, effective for deferrals on or after August 8, 1989;

     THEREFORE, the Corporation does hereby adopt and amend the Centerre Plan, so that it shall read as follows:

                        BOATMEN'S DEFERRED COMPENSATION
                        -------------------------------

                               PLAN FOR DIRECTORS
                               ------------------

                                    ARTICLE I
                                    ---------

                                   Definitions
                                   -----------

     Section 1.1 "Additions" means all amounts credited to the Director's Deferred Compensation Account pursuant to Article IV herein.

     Section 1.2. "Beneficiary" means any person (including but not limited to any trust, estate, fiduciary, corporation, foundation, but excluding the Director) designated by the Director in a written document delivered to the Corporation to receive any benefit under this Plan after the death of the Director all in accordance with the provisions hereof. In the event the Director fails to designate a beneficiary or if no such designated beneficiary is living upon the death of the Director or if, for any reason, such designation shall be legally ineffective, then in any of said events the amounts which would have been paid to the designated living beneficiary shall be paid to the estate of the Director.

     Section 1.3. "Board of Directors" means the Board of Directors of Boatmen's Bancshares, Inc.

     Section 1.4. "Committee" means the Boatmen's Bancshares, Inc. Compensation and Stock Option Committee.

     Section 1.5. "Compensation" means the retainer and fees earned by a Director for his services to the Corporation in such capacity during the Plan Year excluding any amounts paid for services as an employee of the Corporation.

     Section 1.6. "Deferral Amount" means the Compensation which a Director elects to defer under the Plan for any Plan Year.

     Section 1.7. "Deferred Compensation Account" means a bookkeeping account maintained by the Corporation for each Director which reflects accumulated Deferral Amounts of a Director, plus Additions thereto calculated as set forth in Article IV herein.

     Section 1.8. "Director" means a member of the Board of Directors of the Corporation.

     Section 1.9. "Effective Date" means August 8, 1989.

     Section 1.10. "Normal Retirement" means termination of a Director's service to the Corporation in such capacity for reasons other than death.

     Section 1.11. "Plan" means the Boatmen's Deferred Compensation Plan for Directors, formerly the Centerre Bancorporation Deferred Compensation Plan for Directors.

     Section 1.12. "Plan Year" means the period commencing on the Effective Date and ending December 31, 1989 and any twelve-month period commencing January 1 thereafter.

                                    ARTICLE II
                                    ----------

                                   Eligibility
                                   -----------

     Section 2.1 A Director is eligible to participate in the Plan if he completes a Participant Agreement indicating his agreement to the terms of the Plan, a form of which is attached hereto as Exhibit A.

                                    ARTICLE III
                                    -----------

                              Deferral of Compensation
                              ------------------------

     Section 3.1. A Director shall have the right to elect annually to defer all of his Compensation for the Plan Year. With respect to the Plan Year commencing on the Effective Date, such deferral shall be limited to Compensation earned by the Director after September 1, 1989.

     Section 3.2. The Director shall notify the Corporation of his election to defer for any Plan Year by completing an Annual Election Form, a form of which is attached hereto as Exhibit B.

     Section 3.3. To be effective, the Annual Election Form for the Plan Year commencing August 8, 1989 must be received by the Corporation on or before September 1, 1989. Thereafter, the Annual Election Form must be received before the first day of the Plan Year to which the election relates.

     Section 3.4. An election to defer for any Plan Year shall be irrevocable.

     Section 3.5. The Deferral Amount shall be credited to a Director's Deferred Compensation Account no later than the first day of the calendar month following the month in which such Deferral Amount would otherwise have been paid to the Director.

                                    ARTICLE IV
                                    ----------

                          Additions to Deferral Amounts
                          -----------------------------

     Section 4.1. The Corporation on the last day of each Plan Year will credit the Director's Deferred Compensation Account with Additions thereon; provided, however, that in the year of the final distribution of benefits to the Director or his Beneficiary under the Plan the Corporation will credit the Director's Deferred Compensation Account with a pro rata portion of the Additions accrued for the Plan Year up to the date of the final distribution. Additions accrued during a Plan Year shall be calculated by multiplying the balance of the Deferred
Compensation Account as of the last day of the Plan Year or the date of the final distribution of benefits, if applicable, by a rate equal to Moody's Long-Term Corporate Bond Rate for the calendar month ending two months before the beginning of the first month in such Plan Year.

                                    ARTICLE V
                                    ---------

                       Benefits Resulting From Deferrals
                       ---------------------------------
                              After August 8, 1989
                              --------------------

     Section 5.1. Upon the Normal Retirement of the Director, the amount credited to the Director's Deferred Compensation Account shall be payable to the Director in the manner provided in Section 5.2.

     Section 5.2. At the time of executing his Participation Agreement, a Director must elect to receive amounts credited to his Deferred Compensation Account under one of the following benefit payment schedules:

          (a) one lump sum; or

          (b) a series of substantially equal monthly installments over a five
(5) year period.

     Payment of benefits under the Plan will commence no later than thirty
(30) days after the date of the Director's Normal Retirement.

     Section 5.3. Upon the death of a Director, the amount credited to the Director's Deferred Compensation Account not yet distributed shall be payable to the Director's Beneficiary in a lump sum no later than thirty (30) days after the date the Corporation receives notice of the Director's death.

                                    ARTICLE VI
                                    ----------

                        Benefits Resulting From Deferrals
                        ---------------------------------
                           Prior to February 14, 1989
                           --------------------------

     Section 6.1. Benefits resulting from deferrals under the Plan prior to February 14, 1989 will be determined under the provisions of the Plan as of February 14, 1989, attached hereto as Exhibit C.

                                   ARTICLE VII
                                   -----------

                                 Administration
                                 --------------

     Section 7.1. The Plan shall be administered by the Committee. The Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan, including the power, in its sole discretion, to accelerate the payment of benefits under the Plan to any Director or Beneficiary.

     Section 7.2. The Committee shall, with respect to the general management of the Plan, have the sole, final and absolute right to reconcile any inconsistency in the Plan, to interpret and construe the provisions of the Plan in all particulars in such manner and to such extent as it deems proper and to take all action and make all decisions and determinations necessary under the Plan or in connection with its administration, interpretation and application. Any interpretation or construction placed upon any term or provision of the Plan by the Committee, any decision of the Committee with regard to the rights of a Director, former Director or Beneficiary or any other person, any reconciliation of an inconsistency in the Plan made by the Committee and any other action, determination or decision whatsoever taken by the Committee, shall be final, conclusive and binding upon all persons or parties interested or concerned in the Plan.

                                  ARTICLE VIII
                                  ------------

                                 Miscellaneous
                                 -------------

     Section 8.1. The Corporation shall maintain a record of each Director's accumulated Deferral Amounts and Additions thereto by means of a Deferred Compensation Account.

     Section 8.2. Nothing contained in this Plan and no action taken pursuant to the provisions thereof shall create or be construed to create a trust of any kind or a fiduciary relationship between the Corporation and the Director, the Director's Beneficiary or any other person.

     Section 8.3. To the extent that any person acquires the right to receive payment of benefits from the Corporation under this Plan, such right shall be no greater than the rights of any unsecured general creditor of the Corporation.

     Section 8.4. Neither the Director, his Beneficiary, heirs, assigns, trust, estate, nor any other person claiming through or under the Director shall have any right to commute, encumber or dispose of the right to receive payments hereunder, all of which payments and the right thereto are expressly declared to be nonassignable and any such attempt at assignment shall be void and of no effect.

     Section 8.5. No provision of this Plan nor any action taken hereunder shall be construed as giving the Director any right to be retained by the Corporation.

     Section 8.6. The Corporation shall, to the extent permitted by law, have the right to deduct from any payments of any kind with respect to the benefit otherwise due to the Director any Federal, state or local taxes of any kind required by law to be withheld from such payments.

     Section 8.7. The Plan shall be governed and construed in accordance with the laws of the State of Missouri. In the event any provision of this Plan is held invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.

                                    ARTICLE IX
                                    ----------

                             Termination and Amendment
                             -------------------------

     Section 9.1. The Board of Directors will have full power and authority to amend, modify, alter or terminate this Plan in whole or in part; provided, however, that any such termination, modification or amendment shall not terminate or diminish any rights or benefits accrued by a Director under this Plan as of the effective date of any such termination, modification or amendment.

                                  EXHIBIT A

              BOATMEN'S DEFERRED COMPENSATION PLAN FOR DIRECTORS
                           PARTICIPATION AGREEMENT

     THIS AGREEMENT, made and entered into this ------ day of --------------, 19----, by and between Boatmen's Bancshares, Inc. ("Corporation"), a Missouri corporation and -------------------------- ("Director").

     The Corporation and the Director mutually agree as follows:

     1. The Director has received a copy of the Boatmen's Executive Deferred Compensation Plan for Directors, as adopted and amended effective August 8, 1989, ("Plan") and has read and understands the Plan.

     2. By completion of this Agreement and the accompanying Annual Election Form, the Director agrees to comply with the terms of the Plan in all respects.

     3. All provisions of the Plan are hereby made a part of this Agreement.

     4. As indicated on the accompanying Annual Election Form, the Director elects to defer all of his Compensation earned during the period specified on the Annual Election Form.

     5. For each subsequent Plan Year, the Director shall have the right to make a similar Annual Election to defer his Compensation.

     6. The Director is in no way obligated to make an Annual Election in any Plan Year and the failure to elect for any Plan

Year will not affect the Director's right to do so in any subsequent Plan
Year.

     7. The Director's Annual Election under the Plan in any Plan Year must be received by the Corporation no later than September 1, 1989 for the Plan Year commencing August 8, 1989 and no later than the December 31 immediately preceding any other Plan Year. Any Annual Election received after said date shall be of no effect for purposes of the Plan.

     8. An Annual Election, signed and dated by the Director, shall be irrevocable.

     9. The Director elects to have his benefits under the Plan distributed under the following benefit payment schedule:

     ----- single lump sum

     ----- substantially equal monthly installments over a five (5) year period.

     The Director understands that this election is irrevocable.

     10. The Director designates as his Beneficiary under the Plan the following:

     NAME: ---------------------------------------------------------------

     ADDRESS: ------------------------------------------------------------
              ------------------------------------------------------------

     RELATIONSHIP TO
     THE DIRECTOR: -------------------------------------------------------

     11. The Director has the right to change his Beneficiary at any time by notifying the Corporation in writing of such change in Beneficiary.

                                      BOATMEN'S BANCSHARES, INC.

                                      By -----------------------------------


                                      --------------------------------------
                                                     Director

                                   EXHIBIT B

              BOATMEN'S DEFERRED COMPENSATION PLAN FOR DIRECTORS
                         19 --- ANNUAL ELECTION FORM

     I, -------------------------------------, a Director in the Boatmen's
Deferred Compensation Plan for Directors (the "Plan"), hereby elect to defer pursuant to the terms of the Plan my Compensation for the Plan Year commencing
- ---------------------.

     I understand that for the Plan Year commencing August 8, 1989, this form must be received on or before September 1, 1989 to be effective and that such election relates only to Compensation earned after August 18, 1989. For subsequent Years, I understand that to be effective this form must be received by the Corporation no later than December 31 of the year immediately preceding the Plan Year for which this election is being made.

     I understand too that, once effective, an election cannot be revoked.

- ---------------------------       --------------------------------------------
           Date                                      Director

                                    EXHIBIT C

                            CENTERRE BANCORPORATION
                    DEFERRED COMPENSATION PLAN FOR DIRECTORS
                    ----------------------------------------

                                    ARTICLE I

                                     PURPOSE

     The purpose of this Deferred Compensation Plan For Directors is to provide a means whereby Centerre Bancorporation may provide for the financial security of its Directors so that their services may be retained and their efforts encouraged.

                                    ARTICLE II

                                    DEFINITIONS

     Beneficiary. "Beneficiary" means the person or persons designated under
     -----------
Article 6 to receive benefits upon the death of a Participant.

     Benefit Deferral Period. "Benefit Deferral Period" means the period of
     -----------------------
three (3) consecutive Plan Years (or such lesser number of Plan Years remaining in a Participant's Term as a Director) over which a Participant defers a portion of his or her Compensation with respect to a Benefit Unit pursuant to Section 4.1.

     Benefit Unit. "Benefit Unit" means a unit enrolled in by a Participant
     ------------
pursuant to Article 4 providing the benefits described in Article 5.

     Committee. "Committee" means the Deferred Compensation Plan Committee
     ---------
appointed to administer the Plan under Article 3.

     Company. "Company" means Centerre Bancorporation, a Missouri corporation.
     -------

     Compensation. "Compensation" means the annual retainer paid to a
     ------------
Director by the Company (before any reduction pursuant to this Plan) for his or her services as a Director, excluding any special payments for service on any committee of the Board of Directors of the Company, and excluding any amounts paid for services as an employee of the Company.

     Cumulative Deferral Amount. "Cumulative Deferral Amount" means with
     --------------------------
with respect to each Benefit Unit the total cumulative amount by which a Participant's Compensation is reduced over the period prescribed in Section 4.1.

     Declared Rate. "Declared Rate" means with respect to any Plan Year,
     -------------
Moody's Corporate Bond Yield Average - Monthly Average Corporates as published by Moody's Investor's Service, Inc. (or any successor thereto) for the calendar month ending two months before the first month in such Plan Year, or, if such yield is no longer published, a substantially similar average selected by the Committee.

     Deferral Account. "Deferral Account" means the account maintained on the
     ----------------
books of the Company for each Benefit Unit pursuant to Section 4.2.

     Director. "Director" means a member of the Board of Directors of the
     --------
Company.

     Enrollment Agreement. "Enrollment Agreement" means the written
     --------------------
agreement that shall be entered into between the Company and a Director pursuant to which the Director becomes a Participant.

     Incentive Rate. "Incentive Rate" with respect to any Plan Year is the
     --------------
interest rate designated by the Committee to be credited to the Deferral Accounts in addition to the Declared Rate pursuant to Paragraphs 4.2(a) and
7.2 hereof. The Incentive Rate shall be six percent (6%) unless the Committee sets a different rate, and any changes in the Incentive Rate shall have only prospective application. In no event shall the Incentive Rate be less than three percent (3%).

     Normal Retirement. "Normal Retirement" means with respect to any Benefit
     -----------------
Unit, termination of a Participant's Service for reasons other than death.

     Normal Retirement Benefit. "Normal Retirement Benefit" means the benefit
     -------------------------
determined under Section 5.1 with respect to a Benefit Unit.

     Participant. "Participant" means a Director who has filed a completed and
     -----------
executed Enrollment Agreement with the Committee and is participating in the Plan in accordance with the provisions of Article 4.

     Plan. "Plan" means this Centerre Bancorporation Deferred Compensation
     ----
Plan For Directors.

     Plan Year. "Plan Year" means the period commencing with the date of the
     ---------
annual meeting of Company's shareholders and ending with the day immediately preceding the next annual meeting of the Company's shareholders.

     Service. "Service" means service as a Director.
     -------

     Survivor Benefit. "Survivor Benefit" means the benefit determined under
     ----------------
Section 5.3(a) with respect to a Benefit Unit.

     Term as a Director. "Term as a Director" means each period for which a
     ------------------
person is elected a Director by the shareholders of the Company.

     Termination Benefit. "Termination Benefit" means the benefit determined
     -------------------
under Section 5.2 with respect to a Benefit Unit.

                                    ARTICLE 3

                           ADMINISTRATION OF THE PLAN

     A Deferred Compensation Plan Committee shall be appointed by the Company's Board of Directors to administer the Plan and establish, adopt, or revise such rules and regulations as it may deem necessary or advisable for the administration and interpretation of the Plan. Members of the Committee shall be eligible to participate in the Plan while serving as members of the Committee, but a member of the Committee shall not vote or act upon any matter which relates solely to such member's interest in the Plan as a Participant. The Committee may delegate such of its responsibilities to such agents as it deems appropriate, and the Company shall pay their compensation, if any.

                                    ARTICLE 4

                                  PARTICIPATION

     4.1 Election to Participate. Any Director may enroll in a Benefit Unit
         -----------------------
under the Plan effective as of the first day of the Plan Year (commencing on or after May 14, 1986) in which his Term as a Director commenced (or effective as of May 14, 1986 in the case of Directors in Service on such date) by filing a completed Enrollment Agreement with the Committee. Such Enrollment Agreement must be filed prior to the first day of the Plan Year in which his Term as a Director commenced. Provided that Directors in Service on May 14, 1986 may file their Enrollment Agreement within 30 days after such date. Pursuant to said Enrollment Agreement, the Director shall irrevocably designate a dollar amount by which the aggregate Compensation of such Participant shall be reduced over the Benefit Deferral Period consisting of the three (3) consecutive Plan Years (or such lesser number of Plan Years remaining in a Participant's Term as a Director) beginning with the Plan Year for which the Participant first files the Enrollment Agreement, provided, however, that:

         (a) Discontinuance of Deferral. The Participant's obligation to
             --------------------------
continue deferral for the entire Benefit Deferral Period shall terminate upon his death. The Committee, in its discretion, may allow a Participant to discontinue his deferral prior to completion of the Benefit Deferral Period due to completion of the Benefit Deferral Period due to the Participant's termination of Service or otherwise.

          (b) Minimum Deferral. The Cumulative Deferral Amount for any
              ----------------
Benefit Unit shall not be less than One Thousand Two Hundred Dollars ($1,200.00) multiplied by the number of Plan Years in the Benefit Deferral Period.

          (c) Reduction in Compensation. Except as otherwise provided in this
              -------------------------
Section 4.1, the Compensation of the Participant for each of the Plan Years in the Benefit Deferral Period shall be reduced by an amount equal to the quotient obtained by dividing the Cumulative Deferral Amount by the number of Plan Years in the Benefit Deferral Period.

For purposes of the Plan, a Benefit Unit shall be deemed to be a Benefit
Unit in which a Participant is enrolled only on and after the first day of the Benefit Deferral Period with respect to such Benefit Unit.

    4.2. Deferral Accounts. The Committee shall establish and maintain a
         -----------------
separate Deferral Account for each of a Participant's Benefit Units. The amount by which a Participant's Compensation is reduced pursuant to Section
4.1 with respect to any Benefit Unit shall be credited by the Company to the Participant's Deferral Account for such Benefit Unit no later than the first day of the month following the month in which such Compensation would otherwise have been paid. Such Deferral Account shall be debited by the amount of any payments made by the Company to the Participant or the Participant's Beneficiary with respect to such Benefit Unit pursuant to the Plan.

          (a) Crediting of Interest - Normal Retirement or Death. Each
              --------------------------------------------------
Deferral Account of a Participant who terminates Service on account of Normal Retirement or death, shall be credited with interest as of the date such Deferral Account was established through the date of such termination of Service at a rate equal to the sum of the Declared Rate, plus the Incentive Rate, compounded annually, on the balance from month to month in such Deferral Account. Following such termination of Service the Participant's Deferral Accounts shall be credited with interest on the balance in such Deferral Account from month to month at a rate equal to the sum of (I) the average of the Declared Rate for the five (5) Plan Years ending prior to such termination of Service, plus (ii) the Incentive Rate, compounded annually. Interest shall be credited to each Deferral Account as of the last day of each month.

     4.3 Statement of Accounts. The Committee shall submit to each
         ---------------------
Participant, within one hundred twenty (120) days after the close of each Plan Year, a statement in such form as the Committee deems desirable setting forth the balance standing to the credit of each Participant in each of his Deferral Accounts.

                                    ARTICLE 5

                                    BENEFITS

     5.1 Normal Retirement. A Participant who terminates Service on account of
         -----------------
Normal Retirement with respect to a Benefit Unit shall be paid a Normal Retirement Benefit equal to the value, as of the date of Normal Retirement, of the Participant's Deferral Accounts for such Benefit Unit, plus the interest that will be credited to such Deferral Account pursuant to Section 4.2. Payment of such Normal Retirement Benefit shall be made in substantially equal monthly installments (subject to adjustments on account of the crediting of interest) for one hundred twenty (120) months beginning with the month following the date of Normal Retirement. Provided, that a Participant may instead elect in the Enrollment Agreement for any Benefit Unit to have the Normal Retirement Benefit for such Benefit Unit paid to him in either a lump sum or sixty (60) monthly payments. A Participant may also elect in his Enrollment Agreement for any Benefit Unit to defer making the election as to the form of payment until a date no later than sixty (60) days preceding his Normal Retirement.

     5.2 Survivor Benefits.
         -----------------
          (a) The Beneficiary of a Participant who dies while still in Service shall be paid a Survivor Benefit equal to the value of the Participant's Deferral Account for each Benefit Unit as of the date of his death, plus the interest that will be credited to such Deferral Account pursuant to Section
4.2. Payment of such Survivor Benefit shall be made in substantially equal monthly installments (subject to adjustments on account of the crediting of interest) for one hundred twenty (120) months. Provided, that if the aggregate balance in all of the Deferral Accounts of such Participant as of the date of his death is less than Twenty-Five Thousand Dollars ($25,000.00), the balance in the Deferral Account for each Benefit Unit as of such date shall be paid to the Beneficiary with respect to such Benefit Units in one lump sum.

          (b) If a Participant dies after termination of Service but prior to the payment of all benefits due to him with respect to a Benefit Unit, the Company will pay to the Participant's Beneficiary the remaining installments of any such benefit that would have been paid to the Participant had the Participant survived.

     5.3 Taxes. To the extent required by the law in effect at the time
         -----
payments are made, the Company shall withhold from payments made hereunder the taxes, if any, required to be withheld by federal or any state or local government.

                                    ARTICLE 6

                            BENEFICIARY DESIGNATION

     Each Participant shall have the right, at any time, to designate any person or persons as Beneficiary or Beneficiaries to whom payment under the Plan shall be made in the event of Participant's death prior to complete distribution to the Participant of the benefits due under the Plan. Each Beneficiary designation shall become effective only when filed in writing with the Committee during the Participant's lifetime on a form prescribed by the Committee.

     The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. The Committee may require that the spouse of a married Participant domiciled in a community property jurisdiction join in any designation of Beneficiary or Beneficiaries other than the spouse in order for such designation to be valid.

     If a Participant fails to designate a Beneficiary as provided above, or if his Beneficiary designation is revoked without execution of a new designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Committee shall direct the distribution of such benefits to the Participant's estate.

                                    ARTICLE 7

                        AMENDMENT AND TERMINATION OF PLAN

     7.1 Amendment. The Board of Directors of the Company may at any time
         ---------
amend the Plan in whole or in part; provided, however, that no amendment shall retroactively decrease the benefits under the Plan payable to any Participant. No change in the Declared Rate or Incentive Rate shall be deemed to be an amendment to the Plan. Written notice of any amendment shall be given each Director then participating in the Plan.

     7.2 Payments Upon Termination. Upon the termination of the Plan the
         -------------------------
Participants will be deemed to have voluntarily terminated their participation in all Benefit Units under the Plan as of the date of such termination. Compensation shall cease to be deferred for the then Plan Year and all future Plan Years, and the Company will pay each Participant in a lump sum the value of such Participant's Deferral Accounts, determined as if such Participant had terminated Service on the date of such termination of the Plan with interest credited on each such Deferral Account at a rate for purposes of Section 4.2(a) equal to the sum of the Declared Rate plus the Incentive Rate compounded annually.

                                    ARTICLE 8

                                  MISCELLANEOUS

     8.1 Unsecured General Creditor. No Participant or Beneficiary, shall have
         --------------------------
any legal or equitable right, interest, or claim in any specific property or assets of the Company, nor shall any Participant or Beneficiary have any rights, claims, or interests in any life insurance policies, annuity contracts, or the proceeds therefrom owned or which may be acquired by the Company. The assets of the Company shall not be held under any trust for the benefit of Participants or Beneficiaries or held in any way as collateral security for the fulfilling of the obligations of the Company under the Plan. Any assets, including life insurance policies, annuity contracts or the proceeds therefrom which the Company may acquire in anticipation of its obligations under the Plan shall remain the assets of the Company. The Company's obligation to pay benefits under the Plan shall be that of an unfunded and unsecured promise of the Company to pay money in the future.

     8.2 Obligations to Company. If a Participant becomes entitled to a
         ----------------------
distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owing to the Company, then the Company may offset such amount so owing against the amount of benefits otherwise distributable. Such determination shall be made by the Committee.

     8.3 Nonassignability. Neither a Participant nor any other person shall
         ----------------
have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, or interest therein, and all rights are expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor shall any such part be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

     8.4 Protective Provisions. Each Participant shall cooperate with the
         ---------------------
Company by furnishing any and all information requested by the Company in order to facilitate the payment of benefit hereunder, including the taking of such physical examinations as the Company may deem necessary and the taking of such other relevant action as may be requested by the Company. If a Participant refuses so to cooperate, the Company shall have no further obligation to the Participant under the Plan, other than payment to such Participant of the cumulative reductions in Compensation theretofore made pursuant to the Plan. If a Participant commits suicide during the two (2) year period beginning on the later or (a) the date of adoption of this Plan or (b) the first day of the first Plan Year of such Participant's participation in the Plan, or if the Participant makes any material misstatement of information or nondisclosure of medical history, then no benefits will be payable hereunder to such Participant or his Beneficiary, other than payment to such Participant (or his Beneficiary if the Participant has died) of the cumulative reductions in Compensation theretofore made pursuant to the Plan; provided, that in the Company's sole discretion, benefits may be payable in a reduced amount to compensate the Company for any loss, cost, damage or expense suffered or incurred by the Company as a result in any way of such misstatement or nondisclosure.

     8.5 Gender, Singular and Plural. All pronouns and any variations thereof
         ---------------------------
shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

     8.6 Captions. The captions of the articles, sections, and paragraphs of
         --------
this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     8.7 Validity. In the event any provision of the Plan is held invalid,
         --------
void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.

     8.8 Notice. Any notice or filing required or permitted to be given to
         ------
the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the Secretary of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     8.9 Applicable Law. This Plan shall be governed and construed in
         --------------
accordance with the laws of the State of Missouri.

     IN WITNESS WHEREOF, the Company has executed this Plan instrument by authority of its Board of Directors this --------- day of ------------------, 1986.

                                        CENTERRE BANCORPORATION


                                        By ---------------------------------

ATTEST:

- --------------------------------

                                AMENDMENT TO THE
                            CENTERRE BANCORPORATION
                    DEFERRED COMPENSATION PLAN FOR DIRECTORS
                    ----------------------------------------

     WHEREAS, Centerre Bancorporation ("Company") previously adopted the Centerre Bancorporation Deferred Compensation Plan for Directors ("Plan"); and

     WHEREAS, the Company retained the right to amend the Plan pursuant to
Article 7 thereof; and

     WHEREAS, the Company desires to amend the Plan effective January 1, 1988;

     NOW, THEREFORE, effective January 1, 1988, the Plan is amended as follows:

     1. Article 7 is deleted and replaced with the following:

                                    ARTICLE 7

                       AMENDMENT AND TERMINATION OF PLAN

     7.1 Amendment. The Board of Directors of the Company may at any time
         ---------
amend the Plan in whole or in part; provided, however, that no amendment shall reduce the benefits (including the crediting of interest pursuant to Section 4.2(a) hereof and the right to receive payments in installments or in a lump sum provided in Section 5 hereof) to which any Participant is entitled under the Plan with respect to amounts credited to such Participant's

Deferral Account prior to such amendment. Written notice of any amendment shall be given each Employee then participating in the Plan.

     7.2 Termination.
         -----------

          (a) Employer's Right to Terminate. The Board of Directors of any
              -----------------------------
Employer may at any time terminate the Plan as to said Employer on giving Participants not less than ninety (90) days prior written notice thereof.

          (b) Payments Upon Termination. Upon any termination of the Plan as
              -------------------------
to an Employer the Participants employed by such Employer will be deemed to have voluntarily terminated their participation in all Benefit Units under the Plan as of the date of such termination. Compensation earned for the Plan Year of such termination and all future Plan Years shall not be deferred and the Employer will pay each Participant from his Deferral Account as if such Participant had reached Normal Retirement on the date such termination is effective.

     IN WITNESS WHEREOF, the foregoing Amendment is adopted on this 16th day
                                                                    ----
of June, 1988, effective January 1, 1988.
   ----
                                        CENTERRE BANCORPORATION


                                        By /s/
                                           ---------------------------------

ATTEST:


/s/
- -----------------------------------

     IN WITNESS WHEREOF, the foregoing Amendment No. 3 is adopted effective as of August 8, 1989.

                                        BOATMEN'S BANCSHARES, INC.


                                        By /s/
                                           -----------------------------------

                             AMENDMENT NO. 4 TO
                      BOATMEN'S DEFERRED COMPENSATION
                             PLAN FOR DIRECTORS

     WHEREAS, the Corporation desires to make certain changes in the Boatmen's Deferred Compensation Plan for Directors (the "Plan");

     THEREFORE, the Corporation does hereby amend the Plan so that it shall read in its entirety as follows: